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                                                                    Exhibit 23.1
                                                                    ------------



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



THE BOARD OF DIRECTORS
UNITED ARTISTS THEATRE CIRCUIT, INC.:

As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) included in or made a part of this registration statement.



                                              ARTHUR ANDERSEN LLP



Denver, Colorado
June 6, 1997


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